Exhibit 10.36

                              CONSULTING AGREEMENT



                  This Agreement is made and entered into the 19th day of January, 1999, by and between Paradigm Medical Industries, Inc., a Delaware corporation (the "Company"), and Win Capital Corp., a New York corporation (the "Consultant").

                  In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Purpose. The Company hereby retains the Consultant during the term specified in Section 2 hereof to render consulting advice to the Company as is reasonably required by the Company, upon the terms and conditions as set forth herein.

                  2. Term. This Agreement shall be effective for a period (the "Consulting Period") commencing as of the date of this Agreement and ending on the one-year anniversary of the date of this Agreement.

                  3. Duties of Consultant. During the Consulting Period, the Consultant will provide the Company with such regular and customary consulting advice as is reasonably requested by the Company, provided that the Consultant shall not be required to undertake duties not reasonably within the scope of the consulting advisory services contemplated by this Agreement. In performance of these duties, the Consultant shall provide the Company with the benefits of his best judgment and efforts. It is understood and acknowledged by the parties that the value of the Consultant's advice is not measurable in any quantitative manner, and that the Consultant shall be obligated to render advice, upon the request of the Company, in good faith. The Consultant's duties may include, but will not necessarily be limited, to advice with regard to formulating a plan for the reduction of expenses of the Company and an increase in revenues of the Company. The Consultant shall report to Thomas Motter.

                  4. Consultant's Liability. In the absence of negligence or willful misconduct on the part of the Consultant, or the Consultant's breach of this Agreement, the Consultant shall not be liable to the Company, or to any officer, director, employee, partner or creditor of the Company, for any act or omission in the course of or in connection with the rendering or providing of advice hereunder. Except in those cases where the negligence or willful misconduct of the Consultant or the breach by the Consultant of this Agreement is alleged and proven, the Company agrees to defend, indemnify and hold the Consultant harmless from and against any and all liability (but not any fees or expenses of any kind, including legal fees paid by the Consultant) which may in any way result from services rendered by the Consultant pursuant to or in any connection with this Agreement. Notwithstanding any contrary provision contained in this Agreement, the indemnity provided for in this Paragraph 4 shall survive any termination of this Agreement.

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                   5.  Expenses.  Subject to the prior  approval  of the
Company and upon receipt of appropriate supporting documentation, the Company shall reimburse the Consultant for any and all reasonable out-of-pocket expenses incurred by the Consultant in connection with services rendered by the Consultant to the Company pursuant to this Agreement, including, but not limited to, hotel, food and associated expenses, all charges for travel and long-distance telephone calls and all other expenses incurred by the Consultant in connection with services rendered by the Consultant to the Company pursuant to this Agreement. Expenses payable by the Company under this Section 5 shall not include allocable overhead expenses of the Consultant, including, but not limited to, secretarial charges and rent.

                  6. Compensation. As compensation for the services to be rendered by the Consultant to the Company pursuant to Section 3 hereof, the Company shall pay the Consultant a consulting fee of $5,000 per month during the Consulting Period. The initial monthly payment of the consulting fee described in this Section 6 shall be due on the first business day of the first month immediately following the month in which the initial closing of a private placement of Series D Convertible Preferred Stock, $.001 par value per share, of the Company occurs, and each subsequent monthly payment shall be due on the first business day of each of the next eleven months thereafter.

                  7.       Limitation Upon the Use of Advice and Services.

                           (a) No person or entity,  other  than the  Company or
any of its affiliates, or any of their respective officers, directors, employees, partners and authorized agents shall be entitled to make use of or rely upon the advice of the Consultant to be given hereunder, and the Company shall not transmit such advice to others, or encourage or facilitate the use or reliance upon such advice by others, without the written prior consent of the Consultant.

                           (b)  Except  as may be  reasonably  required  for the
Consultant to perform his duties hereunder, at no time during the term of this Agreement shall the Consultant, individually or jointly with others, publish, disclose, use, or authorize anyone else to publish, disclose, or use, any secret or confidential material or information relating to any aspect of the business or operations of the Company that the Consultant learns about as a result of his engagement hereunder, including, without limitation, any secret or confidential information relating to the business, customers, trade or industrial practices, trade secrets, technology or know-how of the Company.

                           (c)  During the  Consulting  Period,  the  Consultant
shall not, without the prior written approval of the Company, directly or indirectly solicit, raid, entice or induce any person who presently is, or at any time during the Consulting Period shall be, an employee, director, partner or officer of the Company or any of its affiliates, to become employed by the Consultant or any of his affiliates; provided, however, that the limitations contained in this subparagraph (c) shall not apply to any employee, director, partner or officer of the Company or any of its affiliates employed by the Consultant or any of its affiliates as of the date of this Agreement.

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                  8. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed unlawful or invalid for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of the remainder of this Agreement.

                  9. Representation by Counsel. All parties hereto acknowledge that Olshan Grundman Frome Rosenzweig & Wolosky LLP ("OGFRW") represented the Company in connection with this Agreement and the transactions contemplated hereby, and that OGFRW is not prohibited from representing the Company on any matter in the future relating to this Agreement. The parties further acknowledge that OGFRW advised the Consultant to seek independent counsel with respect to this Agreement and the transactions contemplated hereby.

                  10.      Miscellaneous.

                           (a) Any  notice or other  communication  between  the
parties hereto shall be sent by certified or registered mail, postage prepaid, if to the Company, addressed to it at Paradigm Medical Industries, Inc., 1127 West 2320 South, Suite A, Salt Lake City, Utah 84119, Attention: Chief Executive Officer, or, if to the Consultant, addressed to it at 26 Ludlam Avenue, Bayville, New York 11709, or to such address as may hereafter be designated in writing by one party to the other. Such notice or other communication shall be deemed to be given on the date of receipt.

                           (b) This Agreement has been duly authorized, executed
and delivered by and on behalf of the Company and the Consultant.

                           (c) This Agreement shall be construed and interpreted
in accordance with the laws of the State of New York, without giving effect to conflicts of laws rules of such state.

                           (d)  It  is  agreed   that  the   Consultant   is  an
independent contractor vis-a-vis the Company and shall have no authority to execute instruments or act in any supervisory or other capacity on behalf of the Company or to represent the Company as an officer or employee thereof.

                           (e) This  Agreement and the rights  hereunder may not
be assigned by either party (except by operation of law) and shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives.

                           (f) This  Agreement  may be executed in more than one
counterpart with the same effect as if the parties executing the several counterparts had each executed one counterpart.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

                                               PARADIGM MEDICAL INDUSTRIES, INC.

                                               By: /s/ Thomas F. Motter
                                                  ---------------------------
                                                  Name: Thomas F. Motter
                                                  Title: CEO

                                               WIN CAPITAL CORP.

                                               By:
                                                   --------------------------
                                               Name:
                                               Title:



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